                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1995 between the Company and First Trust (N.A), as Trustee of Home Improvement Loan Trust 1996-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from December 1, 1996 to December 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of January, 1997.



                                 GREEN TREE FINANCIAL CORP.


                                 BY: /s/ Phyllis A. Knight
                                     ---------------------
                                     Phyllis A. Knight
                                     Vice President and Treasurer

                           GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 between the Company and First Trust National Association, as Trustee of Home Improvement Loan Trust 1996-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1.  The contracts on the attached schedule are to be repurchased   by the
    Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of January, 1997.

                                      GREEN TREE FINANCIAL CORP.


                                      BY:  /s/ Phyllis A. Knight
                                           -----------------------------
                                           Phyllis A. Knight
                                           Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1996-A
                                 MONTHLY REPORT
                                 DECEMBER 1996


                                      Distribution Date: 1/17/97
                                      CUSIP#: 393505 LJ9, LK6, LL4, LM2, LN0,
                                              LP5, LQ3
                                      Trust Account:  3334725-0

Class A Certificates
--------------------

1.   (a)  Amount Available (including Monthly
          Servicing Fee)                                    $2,325,061.77

     (b)  Class M-1 Interest Deficiency Amount
          (if any), Class M-2 Interest Deficiency
          Amount (if any) and Class B-1 Interest
          Deficiency Amount (if any) withdrawn for
          prior Payment Date                                          .00

     (c)  Amount Available after giving effect to
          withdrawal of any Class M-1 Interest Deficiency
          Amount, Class M-2 Interest Deficiency Amount
          and Class B-1 Interest Deficiency Amount prior
          Payment Date                                       2,325,061.77

     INTEREST

2.   Aggregate Interest
     (a)  Class A-1 Pass-through Rate          5.70%
          Class A-1 Interest                                    75,481.02

     (b)  Class A-2 Pass-through Rate          6.00%
          Class A-2 Interest                                   105,000.00

     (c)  Class A-3 Pass-through Rate          6.35%
          Class A-3 Interest                                    91,545.83

3.   Amount Applied to unpaid Class A Interest Shortfall              .00

4.   Remaining Unpaid Class A Interest Shortfall                      .00

                        GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1996-A
                                 MONTHLY REPORT
                                 DECEMBER 1996
                                     Page 2


                                     Distribution Date: 1/17/97
                                     CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                             LP5,LQ3
                                     Trust Account:  3334725-0
    PRINCIPAL

5. Formula Principal Distribution Amount:
     (a)  Scheduled Principal                           $   259,787.12
     (b)  Principal Prepayments                           1,273,520.12
     (c)  Delinquent Payments Advanced                       43,733.30
     (d)  Liquidated Contracts                               60,542.70
     (e)  Repurchases                                              .00
     (f)  Delinquent Payments Recovered                     (41,190.31)
     (g)  Previously Undistributed Principal Amounts               .00

                     Total Principal                    $ 1,596,392.93

    6.   Pool Scheduled Principal Balance                76,020,370.94

    7.   Senior Percentage for such Payment Date                   100%

    8.   Class A Principal Distribution:
         (a)  Class A-1                                   1,596,392.93
         (b)  Class A-2                                            .00
         (c)  Class A-3                                            .00

    9.   Class A Principal Balance
         (a)  Class A-1 Principal Balance                14,294,347.94
         (b)  Class A-2 Principal Balance                21,000,000.00
         (c)  Class A-3 Principal Balance                17,300,000.00

         CLASS M-1 CERTIFICATES
         ----------------------

    10.  Amount Available less the Class A Distribution
         Amount(including Monthly Servicing Fee)            456,641.99

         INTEREST

    11.  Aggregate Interest
         (a)  Class M-1 Pass-through Rate          6.95%
              Class M-1 Interest                             37,935.42

                        GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1996-A
                                 MONTHLY REPORT
                                 DECEMBER 1996
                                     Page 3

                                     Distribution Date: 1/17/97
                                     CUSIP#: 393505 LJ9, LK6, LL4, LM2, LN0,
                                             LP5, LQ3
                                     Trust Account:  3334725-0


12.  Amount applied to Unpaid Class M-1
     Interest Shortfall                                          .00

13.  Amount applied to Class M-1 Interest
     Deficiency Amount                                           .00

14.  Remaining unpaid Class M-1 Interest
     Deficiency Amount                                           .00

15.  Remaining Unpaid Class M-1 Interest
     Shortfall                                                   .00

     PRINCIPAL

16.  Formula Principal Distribution Amount
     (a)  Scheduled Principal                                  .00
     (b)  Principal Prepayments                                .00
     (c)  Liquidated Contracts                                 .00
     (d)  Repurchased                                          .00
     (e)  Previously Undistributed Principal Amounts           .00

17.  Class M-1 Principal Balance                      6,550,000.00

18.  Senior Percentage for such Payment Date                100.00%

19.  Class M-1 Principal Distribution                          .00

     INTEREST ON PRINCIPAL SHORTFALL

20.  Aggregate Principal Shortfall                             .00

21.  Class M-1 Principal Shortfall Amount                      .00

22.  Amount applied to Unpaid Class M-1
     Interest
     Shortfall on Principal Shortfall                          .00

23.  Remaining Unpaid Class M-1 Interest
     Shortfall on Principal Shortfall                          .00

                        GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1996-A
                                 MONTHLY REPORT
                                 DECEMBER 1996
                                     Page 4

                                     Distribution Date: 1/17/97
                                     CUSIP#: 393505 LJ9, LK6, LL4, LM2, LN0,
                                             LP5, LQ3
                                     Trust Account:  3334725-0



     Class M-2 Certificates
     ----------------------

24.  Amount Available less the Class A Distribution Amount
     and Class M-1 Distribution Amount (including Monthly
     Servicing Fee)                                        418,706.57


     INTEREST

25.  Current Interest
     (a)  Class M-2 Pass-through Rate            7.30%
     (b)  Class M-2 Interest                                       34,218.75

26.  Amount applied to Unpaid Class M-2 Interest Shortfall               .00

27.  Amount applied to Class M-2 Interest Deficiency Amount              .00

28.  Remaining unpaid Class M-2 Interest Deficiency Amount               .00

29.  Remaining unpaid Class M-2 Interest Shortfall                       .00

     PRINCIPAL

30.  Formula Principal Distribution Amount
     (a)  Scheduled Principal                                            .00
     (b)  Principal Prepayments                                          .00
     (c)  Liquidated Contracts                                           .00
     (d)  Repurchases                                                    .00
     (e)  Previously Undistributed Principal
          Amount                                                         .00

                        GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1996-A
                                 MONTHLY REPORT
                                 DECEMBER 1996
                                     Page 5

                                     Distribution Date: 1/17/97
                                     CUSIP#: 393505 LJ9, LK6, LL4, LM2, LN0,
                                             LP5, LQ3
                                     Trust Account:  3334725-0

31.  Class M-2 Principal Balance                           5,625,000.00

32.  Senior Percentage for such Payment Date                     100.00%

33.  Class M-2 Percentage Distribution:                             .00

     INTEREST ON PRINCIPAL SHORTFALL

34.  Aggregate Principal Shortfall Amount                         .00

35.  Class M-2 Principal Shortfall Amount                         .00

36.  Amount applied to Unpaid Class M-2 Interest
     Shortfall on Principal Shortfall                             .00

37.  Remaining Unpaid Class M-2 Interest Shortfall
     on Principal Shortfall                                       .00

     CLASS B PRINCIPAL DISTRIBUTION TESTS
     (tests must be satisfied on and after the Payment Date occurring in April 1999)

38.  Average Sixty Day Delinquency Ratio Test
     (a)  Sixty-Day Delinquency Ratio for current
          Payment Date                                            .70%
     (b)  Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two
          preceding months; may not exceed 2.5%)                  .68%

39.  Average Thirty Day Delinquency Ratio Test
     (a)  Thirty-Day Delinquency Ratio for current
          Payment Date                                           1.04%
     (b)  Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two
          preceding months; may not exceed 5%)                    .83%

                        GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1996-A
                                 MONTHLY REPORT
                                 DECEMBER 1996
                                     Page 6

                                     Distribution Date: 1/17/97
                                     CUSIP#: 393505 LJ9, LK6, LL4, LM2, LN0,
                                             LP5, LQ3
                                     Trust Account:  3334725-0

40.  Cumulative Realized Losses Test
     (a)  Cumulative Realized Losses for current
          Payment Date (as a percentage of Cut-off
          Date Pool Principal Balance: may not exceed
          10% from April 1, 1999 to March 31, 2001,
          11% from April 1, 2001 to March 31, 2002,
          12% after March 1, 2002                                    .39%

41.  Current Realized Losses Test
     (a)  Current Realized Losses for current Payment Date     57,865.24

     (b)  Current Realized Loss Ratio (total Realized
          Losses for most recent three months, multiplied
          by 4, divided by arithmetic average of Pool
          Schedule Principal Balances for third preceding
          Remittance and for current Remittance Date;
          may not exceed 2.5%)                                      1.10%

42.  Class B Principal Balance Test

     (a)  Class B Principal Balance (before any
          distributions on current Payment Date)
          divided by Pool Scheduled Principal Balance
          for prior Payment Date (must equal or exceed 24%)         14.50%

     CLASS B-1 CERTIFICATES
     ----------------------

43.  Amount Available less the Class A Distribution Amount
     and Class M Distribution Amount (including Monthly
     Servicing Fee)                                           384,487.82

     INTEREST

44.  Class B-1 Pass-through Rate                  6.85%

45.  Current Interest                                          32,109.38

                        GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1996-A
                                 MONTHLY REPORT
                                 DECEMBER 1996
                                     Page 7

                                     Distribution Date: 1/17/97
                                     CUSIP#: 393505 LJ9, LK6, LL4, LM2, LN0,
                                             LP5, LQ3
                                     Trust Account:  3334725-0

46.  Amount applied to Unpaid Class B-1 Interest Shortfall             .00

47.  Amount applied to Class B-1 Interest Deficiency Amount            .00

48.  Remaining unpaid Class B-1 Interest Deficiency Amount             .00

49.  Remaining Unpaid Class B-1 Interest Shortfall                     .00

     PRINCIPAL

50.  Formula Principal Distribution Amount:
     (a)  Scheduled Principal                                          .00
     (b)  Principal Prepayments                                        .00
     (c)  Liquidated Contracts                                         .00
     (d)  Repurchases                                                  .00
     (e)  Previously Undistributed Principal Amounts                   .00

51.  Pool Scheduled Principal Balance                        76,020,370.94
52.  Class B Percentage for such Payment Date                          .00

53.  Class B Percentage of Formula Principal
     Distribution Amount                                               .00

54.  Class B Principal Balance                               11,251,023.00

55.  Class B-1 Principal Balance                              5,625,000.00

     INTEREST ON PRINCIPAL SHORTFALL

56.  Aggregate Principal Shortfall Amount                              .00

57.  Class B-1 Principal Shortfall Amount                              .00

58.  Amount applied to Unpaid Class B-1 Interest
     Shortfall on Principal Shortfall                                  .00

                        GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1996-A
                                 MONTHLY REPORT
                                 DECEMBER 1996
                                     Page 8

                                     Distribution Date: 1/17/97
                                     CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                             LP5,LQ3
                                     Trust Account:  3334725-0

59.  Remaining Unpaid Class B-1 Interest Shorfall on Principal
     Shortfall                                                .00

     CLASS B-2 CERTIFICATES
     ----------------------

60.  Remaining Amount Available                        352,378.44

     INTEREST

61.  Class B-2 Pass-through Rate             7.40%

62.  Current Interest                                   34,693.81

63.  Amount applied to Unpaid Class B-2 Interest
     Shortfall                                                .00

64.  Remaining Unpaid Class B-2 Interest Shortfall            .00

     PRINCIPAL

65.  Formula Principal Distribution Amount:
     (a)  Scheduled Principal                                      .00
     (b)  Principal Prepayments                                    .00
     (c)  Liquidated Contracts                                     .00
     (d)  Repurchases                                              .00
     (e)  Previously Undistributed Principal Amounts               .00

66.  Pool Scheduled Principal Balance                    76,020,370.94

67.  Class B Percentage for such Payment Date                      .00

68.  Class B Percentage of Formula Principal
     Distribution Amount                                           .00

   GREEN TREE FINANCIAL CORPORATION
CERTIFICATES FOR HOME IMPROVEMENT LOANS
          GREEN TREE TRUST
              1996-A
          MONTHLY REPORT
          DECEMBER 1996
              Page 9                   Distribution Date: 1/17/97
                                       CUSIP#: 393505-LJ9, LK6, LL4,
                                       LM2, LN0, LP5, LQ3
                                       Trust Account:  3334725-0

69.  Current Principal (Class B Percentage
     of Formula Principal Distribution Amount
     less Class B-1 Principal Balance)                               .00

70.  Class B-2 Principal Liquidation Loss
     Amount                                                          .00

71.  Class B-2 Limited Guaranty Payment                              .00

72.  Class B-2 Principal Balance                            5,626,023.00

     INTEREST ON PRINCIPAL SHORTFALL

73.  Aggregate Principal Shortfall Amount                            .00

74.  Class B-2 Principal Shortfall Amount                            .00

75.  Amount applied to Unpaid Class B-2
     Interest
     Shortfall on Principal Shortfall                                .00

76.  Remaining Unpaid Class B-2 Interest
     Shortfall
     on Principal Shortfall                                          .00

     CLASS A, CLASS M, AND CLASS B CERTIFICATES
     ------------------------------------------

77.  Pool Factor
     (a)  Previous Month Pool Factor                           .82812394
     (b)  Current Month Pool Factor                            .81109140

78.  Aggregate Scheduled Balances of Delinquent Contracts
     as of Determination Date
     (a)  31-59 days                       794,192.30       59
     (b)  60-89 days                       267,735.40       20
     (c)  90 or more days                  265,574.72       18

79.  Defaulted Contracts                                       60,878.69

80.  Number of Liquidated Contracts and
     Net Liquidation Loss                        # 4           57,865.24

                        GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1996-A
                                 MONTHLY REPORT
                                 DECEMBER 1996
                                    Page 10

                                    Distribution Date: 1/17/97
                                    CUSIP#: 393505 LJ9, LK6, LL4, LM2, LN0,
                                            LP5, LQ3
                                    Trust Account:  3334725-0

81.  Number of Loans Remaining                                        5,310

82.  Number and Principal Balance of Contracts
     with FHA Claims finally rejected, or no FHA
     claim was submitted because FHA Insurance was
     unavailable                                   # 25          344,884.77

83.  FHA Insurance reserve amount                              94,090,777.26

84.  Amount received from FHA insurance                                 .00

     CLASS C CERTIFICATES
     --------------------

85.  Monthly Servicing Fee                                        48,510.48
86.  Class C Residual Payment                                    269,174.15


Please contact the Bondholder Relations Department of First Trust National Association at (612) 244-0444 with any questions regarding this Statement or any Distribution.

                                     GT-HI
                                     1996-A
                                 DECEMBER 1996
                              Defaulted Contracts


                                                             Estimated
                                                               Loss at
 Account#      Principal     Interest         Amount         Sale Date
 --------      ---------     --------       ----------       ---------
 15719896      31,332.90      173.89          31,506.79      32,784.68
 15723051       5,606.56       31.11           5,637.67         598.69
 15723239      17,688.88       98.17          17,787.05      18,810.98
 15726793       5,914.36       32.82           5,947.18       6,269.58

 TOTALS       $60,542.70     $335.99         $60,878.69     $58,463.93
              ==========     =======         ==========     ==========